Warrants	6 Months Ended
Jun. 30, 2026
Warrants [Abstract]
Warrants

Note 10 — Warrants

Streeterville March 2026 Convertible Note Warrants

In connection with the issuance of the Streeterville March 2026 Convertible Note, the Company issued the Note Warrants to Streeterville to purchase up to 250,000 shares of the Company’s common stock. The Note Warrants were issued pursuant to the Securities Purchase Agreement dated March 31, 2026. The Note Warrants are exercisable, in whole or in part, at any time from the initial listing date through the expiration date, which is five years from the initial listing date. The exercise price of the Note Warrants is $6.80 per share, subject to adjustment in accordance with the terms of the Note Warrants.

The Note Warrants may be exercised for cash, at the holder’s election, and the Company is required to deliver the underlying shares promptly upon exercise. The Note Warrants include customary provisions providing for adjustments to the number of shares issuable and the exercise price in the event of stock splits, stock dividends, combinations, reclassifications, or similar events. The Note Warrants also contain a beneficial ownership limitation that restricts the holder from exercising the Note Warrants to the extent that such exercise would result in the holder and its affiliates owning more than 9.99% of the Company’s outstanding common stock.

The Note Warrants are transferable, subject to compliance with applicable securities laws and the terms of the warrant agreement. The Note Warrants do not provide the holder with any rights as a stockholder of the Company until such Note Warrants are exercised.

At any time following the date that is one (1) year from the Listing Date, Company may terminate the Note Warrants by providing ten (10) days’ prior written notice of termination to Streeterville. During such ten (10) days’ notice period, Streeterville may exercise all or any portion of the Note Warrants.

The Company evaluated the Note Warrants in accordance with ASC 480 and ASC 815 including the provisions of ASC 815-40 related to contracts indexed to and potentially settled in an entity’s own stock. In performing this evaluation, the Company considered whether the Note Warrants are freestanding instruments, whether they are indexed to the Company’s own stock, whether settlement is required to be in shares rather than cash, and whether any provisions could require net cash settlement under circumstances outside the Company’s control.

Based on this assessment, the Company concluded that the Note Warrants meet all of the criteria for equity classification under ASC 815-40 because they are indexed to the Company’s own stock and require physical settlement in a fixed number of shares, with no provisions that could require net cash settlement. Accordingly, the Note Warrants were classified as equity and are not subject to subsequent remeasurement.

At issuance, the Note Warrants were measured at their fair value of $585,402, which was determined using a Black-Scholes option pricing model. The fair value of the Note Warrants was recorded within additional paid-in capital in the Company’s condensed consolidated balance sheet and was recognized as part of the consideration transferred in the debt extinguishment transaction.

The fair value measurement of the Note Warrants is classified within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs. The key assumptions used in the fair valuation of the Note Warrants as of the issuance date, March 31, 2026, were as follows:

March 31, 2026 (Issuance Date)
Time period from issue date to listing date	0.25 years
Expected term	5 years
Equity volatility	44.53%
Risk-free rate	3.85%

The fair value measurement is subject to estimation uncertainty, as it is sensitive to changes in the discount rate and the timing of the expected listing.

During the six months ended June 30, 2026, no Note Warrants were exercised. As of June 30, 2026 and December 31, 2025, there were 250,000 and 0 Note Warrants outstanding, respectively.

Preferred Purchase Agreement Warrants

On June 30, 2026, we entered into the Preferred Purchase Agreement with Streeterville, pursuant to which we agreed to offer and sell to Streeterville (i) up to $40,000,000 in shares of newly designated Series A Preferred Stock, at a purchase price of $1,000 per Series A Preferred Stock; (ii) 1,438,000 shares of common stock; and (iii) a Warrant to purchase 1,250,000 shares of common stock at a purchase price of $1,250. The Preferred Purchase Agreement provides for closings in multiple tranches. At the first closing, which occurred at the time we entered into such agreement on June 30, 2026, we issued the Pre-Delivery Shares to Streeterville for a purchase price of $1,438 and the Warrant for a purchase price of $1,250.

the Warrants may be exercised at any time on or after the Listing Date and until the last calendar day of the month in which the five-year anniversary thereof occurs at an exercise price equal to $8.00 per share (subject to standard adjustments for stock splits, stock dividends, recapitalizations and similar transactions). The Warrants are exercisable for 1,250,000 shares of common stock. Notwithstanding the foregoing, the Warrant also contains a beneficial ownership limitation which provides that we will not effect any exercise, and Streeterville will not have the right to exercise, any portion of the Warrant to the extent that, after giving effect to the exercise, Streeterville (together with Streeterville’s affiliates) would beneficially own in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares upon such exercise. At any time following the date that is one year from the Listing Date, the Company may terminate the Warrants by providing ten days prior written notice of termination to Streeterville. For the avoidance of doubt, during such 10-day notice period, Streeterville may exercise all or any portion of the Warrants.

The Company evaluated the Warrants issued pursuant to the Preferred Purchase Agreement in accordance with ASC 480 and ASC 815, including the provisions of ASC 815-40 related to contracts indexed to and potentially settled in an entity’s own stock. In performing this evaluation, the Company considered whether the Warrant is a freestanding instrument, whether it is indexed to the Company’s own stock, whether settlement is required to be in shares rather than cash, and whether any provisions could require net cash settlement under circumstances outside the Company’s control. Based on this assessment, the Company concluded that the Warrant meets all of the criteria for equity classification under ASC 815-40 because it is indexed to the Company’s own stock and require physical settlement in a fixed number of shares, with no provisions that could require net cash settlement. Accordingly, the Warrant was classified as equity and is not subject to subsequent remeasurement. The fair value of the Warrant was recorded within additional paid-in capital in the Company’s condensed consolidated balance sheet.

During the six months ended June 30, 2026, no Warrants were exercised. As of June 30, 2026 and December 31, 2025, there were 1,250,000 and 0 Warrants outstanding, respectively.